Supplement dated July 19, 2023
to the Prospectus and
Statement of Additional Information
dated July 19, 2023
of
Soundwatch Hedged Equity ETF
Soundwatch Covered Call ETF
(each a series of Advisor Managed Portfolios (the “Trust”))

Shares of the Soundwatch Hedged Equity ETF and Soundwatch Covered Call ETF are currently not available for purchase.

Please keep this supplement for future reference.